Exhibit 99.1
IR INQUIRIES:
Charles Messman
Investor Relations
949-362-5800
IR@smithmicro.com

Smith Micro Reports Fourth Quarter and Fiscal Year 2023 Financial Results
PITTSBURGH, PA, February 22, 2024 – Smith Micro Software, Inc. (Nasdaq: SMSI) (“Smith Micro” or the “Company”) today reported financial results for its fourth quarter and fiscal year ended December 31, 2023.
“Looking back at 2023, we faced some challenges and implemented decisive changes to build a new path forward for the Company,” said William W. Smith, Jr., president, chief executive officer, and chairman of the board of Smith Micro. “I believe we are well positioned to capitalize on what is happening in the Family Safety market today, as we see both governmental and societal pressures creating significant momentum in the market and driving the need for technology solutions aimed at providing for our loved ones’ digital and physical safety.”

“I am extremely excited with the further development and current and future expansion of our product suite to deliver meaningful, innovative enhancements in our SafePath® platform, including SafePath Global™, SafePath OS™, and SafePath Premium™.” Smith continued, “Our core vision continues to be the creation of a safe digital experience for families, while allowing operators around the world to add new lines to family accounts, enabling them to build closer and more valuable relationships with their subscribers.”
Fourth Quarter 2023 Financial Results
Smith Micro reported revenue of $8.6 million for the quarter ended December 31, 2023, compared to $11.4 million reported in the quarter ended December 31, 2022.
Gross profit for the quarter ended December 31, 2023 was $6.4 million, compared to $8.1 million for the quarter ended December 31, 2022.
Gross profit as a percentage of revenue was 74.9 percent for the quarter ended December 31, 2023, compared to 70.8 percent for the quarter ended December 31, 2022.
GAAP net loss for the quarter ended December 31, 2023 was $6.7 million, or $0.09 loss per share, compared to GAAP net loss of $8.0 million, or $0.14 loss per share, for the quarter ended December 31, 2022.
Non-GAAP net loss for the quarter ended December 31, 2023 was $1.7 million, or $0.02 income per share, compared to non-GAAP net loss of $4.0 million, or $0.07 loss per share, for the quarter ended December 31, 2022. Non-GAAP net income and net loss excludes the items noted below under "Non-GAAP Measures."

Smith Micro Software Fourth Quarter and Fiscal 2023 Financial Results	Page 2
Fiscal Year 2023 Financial Results
Smith Micro reported revenue of $40.9 million for the twelve months ended December 31, 2023, compared to $48.5 million reported in the twelve months ended December 31, 2022.
Gross profit for the twelve months ended December 31, 2023 was $30.3 million compared to $34.3 million reported for the same period in 2022.
Gross profit as a percentage of revenue was 74.2 percent for the twelve months ended December 31, 2023 compared to 70.7 percent for the twelve months ended December 31, 2022.
GAAP net loss for the twelve months ended December 31, 2023 was $24.4 million, or $0.38 loss per share, compared to GAAP net loss of $29.3 million, or $0.53 loss per share, for the twelve months ended December 31, 2022.
Non-GAAP net loss for the twelve months ended December 31, 2023 was $5.3 million, or $0.08 loss per share, compared to non-GAAP net loss of $17.6 million, or $0.32 loss per share, for the twelve months ended December 31, 2022. Non-GAAP net loss excludes the items noted below under "Non-GAAP Measures."
Total cash and cash equivalents as of December 31, 2023 were $7.1 million.

Non-GAAP Measures

To supplement our financial information presented in accordance with GAAP, the Company considers, and has included in this press release, the following non-GAAP financial measures and a non-GAAP reconciliation from the equivalent GAAP metric: non-GAAP net (loss) income, non-GAAP gross profit, and non-GAAP basic and diluted (loss) earnings per share in the presentation of financial results in this press release. Management believes this non-GAAP presentation may be more meaningful in analyzing the Company's income generation and has therefore excluded the following items from GAAP earnings calculations: stock compensation, intangibles amortization, depreciation, fair value adjustments, amortization of debt issuance costs and discount, and personnel severance and reorganization activities. Additionally, since the Company currently has federal and state net operating loss carryforwards that can be utilized to reduce future cash payments for income taxes, these non-GAAP adjustments have not been tax effected, and the resulting income tax expense reflects actual taxes paid or accrued during each period. This presentation may be considered more indicative of the Company's ongoing operational performance. The table below presents the differences between non-GAAP net loss and net loss on an absolute and per-share basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and the non-GAAP financial measures as reported by Smith Micro may not be comparable to similarly titled amounts reported by other companies.
Investor Conference Call
Smith Micro will hold an investor conference call today, February 22, 2024, at 4:30 p.m. ET, to discuss the Company’s fourth quarter and fiscal 2023 financial results. To access the call, dial 1-844-701-1164; international participants can call 1-412-317-5492. A passcode is not required to join the call; ask the operator to be placed into the Smith Micro conference. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. An internet webcast is available at https://event.choruscall.com/mediaframe/webcast.html?webcastid=CqKkUrce. In addition, the conference call will be available on the Smith Micro website in the Investor Relations section.

Smith Micro Software Fourth Quarter and Fiscal 2023 Financial Results	Page 3
About Smith Micro Software, Inc.
Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. The Smith Micro portfolio also includes a wide range of products for creating, sharing, and monetizing rich content, such as visual voice messaging, optimizing retail content display and performing analytics on any product set. For more information, visit www.smithmicro.com.
Smith Micro, the Smith Micro logo and SafePath are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.
Forward-Looking Statements
Certain statements in this press release are, and certain statements on the related conference call may be, forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects, goals and other projections of our outlook or performance and our future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are customer concentration, given that the majority of our sales depend on a few large customer relationships and the loss of any of them could materially and negatively affect our business, delay or failure of our customers to accept and deploy our products and services or new or upgraded versions thereof, delay or failure of our customers’ end users to adopt our products and services or new or upgraded versions thereof, our reliance on third party operating systems for the proper operation and delivery of our solutions and any barriers to our use of such third party technology, our reliance on third party application stores for the distribution of our software applications to users and any barriers to such distribution, including any delay or failure of such third party to approve new versions of our applications or their implementation and/or application of policies that may be harmful to our business, unanticipated delays or obstacles in our development and release cycles, the degree to which competing business needs may affect our allocation of resources to planned projects, the risk of harm to our business resulting from our recent and any future cost reduction efforts, our ability to attract and retain key technical personnel that are essential to our product development and support efforts, changes in demand for our products from our customers and their end users, changes in requirements for our products imposed by our customers or by the third party providers of software and/or platforms that we use, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies and customer acceptance and timing of deployment of those technologies, and our ability to compete effectively with other software and technology companies. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.

Smith Micro Software Fourth Quarter and Fiscal 2023 Financial Results	Page 4

Smith Micro Software, Inc.
Consolidated Balance Sheets
(in thousands except share and par value data)

	December 31, 2023	December 31, 2022
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$7,125	$14,026
Accounts receivable, net of related allowances of $3 and $3 at December 31, 2023 and 2022, respectively	7,912	10,501
Prepaid expenses and other current assets	1,843	1,983
Total current assets	16,880	26,510
Equipment and improvements, net	883	1,498
Right-of-use assets	2,759	3,722
Other assets	482	490
Intangible assets, net	29,532	36,320
Goodwill	35,041	35,041
Total assets	$85,577	$103,581
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,522	$3,236
Accrued payroll and benefits	2,500	3,883
Current operating lease liabilities	1,483	1,441
Other current liabilities	1,137	1,589
Current portion of convertible notes payable	—	9,007
Derivative liabilities	—	1,575
Total current liabilities	7,642	20,731
Non-current liabilities:
Warrant liabilities	597	3,317
Operating lease liabilities	1,780	2,976
Deferred tax liabilities, net	168	178
Total non-current liabilities	2,545	6,471
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 74,783,834 and 56,197,910 shares issued and outstanding (2023 and 2022, respectively)	75	56
Additional paid-in capital	381,263	357,875
Accumulated comprehensive deficit	(305,948)	(281,552)
Total stockholders’ equity	75,390	76,379
Total liabilities and stockholders' equity	$85,577	$103,581

Smith Micro Software Fourth Quarter and Fiscal 2023 Financial Results	Page 5

Smith Micro Software, Inc.
Consolidated Statement of Operations
(in thousands except share data)
	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
	(unaudited)	(unaudited)	(unaudited)	(audited)
Revenues	$8,593	$11,405	$40,862	$48,513
Cost of revenues (including depreciation of $11, $20, $50, and $105 in the three and twelve months ended December 31, 2023 and 2022, respectively)	2,159	3,328	10,559	14,210
Gross profit	6,434	8,077	30,303	34,303
Operating expenses:
Selling and marketing	2,458	3,196	11,089	12,883
Research and development	3,868	6,632	17,145	29,388
General and administrative	3,331	3,623	12,779	15,507
Depreciation and amortization	2,473	1,786	7,345	7,452
Total operating expenses	12,130	15,237	48,358	65,230
Operating loss	(5,696)	(7,160)	(18,055)	(30,927)
Other income (expense):
Change in fair value of warrant and derivative liabilities	728	1,212	4,214	4,669
Loss on derecognition of debt	(1,006)	—	(3,991)	—
Interest expense, net	(614)	(1,782)	(6,354)	(2,680)
Other expense, net	10	(93)	(52)	(115)
Loss before provision for income taxes	(6,578)	(7,823)	(24,238)	(29,053)
Provision for income tax expense	133	149	158	226
Net loss	$(6,711)	$(7,972)	$(24,396)	$(29,279)

Loss per share:
Basic and diluted	$(0.09)	$(0.14)	$(0.38)	$(0.53)

Weighted average shares outstanding:
Basic and diluted	72,689	56,228	64,916	55,422

Smith Micro Software Fourth Quarter and Fiscal 2023 Financial Results	Page 6

Smith Micro Software, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
	(unaudited)	(unaudited)	(unaudited)	(audited)
Operating activities:
Net loss	$(6,711)	$(7,972)	$(24,396)	$(29,279)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,483	1,805	7,395	7,556
Non-cash lease expense	(31)	68	(191)	(306)
Non-cash transaction costs including amortization of debt discount and issuance costs	595	1,902	5,993	3,324
Change in fair value of warrant and derivative liabilities	(728)	(1,212)	(4,214)	(4,669)
Loss on derecognition of debt	1,006	—	3,991	—
Stock based compensation	1,519	1,099	4,835	4,948
Deferred income taxes	(10)	61	(10)	61
Loss on disposal of assets	—	(27)	12	4
Changes in operating accounts:
Accounts receivable	2,381	(1,023)	2,589	85
Prepaid expenses and other assets	(208)	(211)	12	(25)
Accounts payable and accrued liabilities	(604)	406	(2,825)	(1,120)
Other liabilities	(717)	321	(164)	160
Net cash used in operating activities	(1,025)	(4,783)	(6,973)	(19,261)
Investing activities:
Capital expenditures, net	1	36	(4)	(49)
Other investing activities	66	70	136	164
Net cash provided by investing activities	67	106	132	115
Financing activities:
Proceeds from notes and warrants offering	—	—	—	15,000
Proceeds from stock and warrants offering	—	—	—	3,000
Stock, notes, and warrants offering costs	—	—	—	(1,227)
Proceeds from financing arrangements	—	—	981	1,541
Repayments of financing arrangements	120	(300)	(1,036)	(1,278)
Other financing activities	(19)	2	(5)	58
Net cash provided by (used in) financing activities	101	(298)	(60)	17,094
Net decrease in cash and cash equivalents	(857)	(4,975)	(6,901)	(2,052)
Cash and cash equivalents, beginning of period	$7,982	$19,001	$14,026	$16,078
Cash and cash equivalents, end of period	$7,125	$14,026	$7,125	$14,026

Smith Micro Software Fourth Quarter and Fiscal 2023 Financial Results	Page 7

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Amortization of Debt Issuance Costs and Discount	Personnel Severance and Reorganization Activities	Non-GAAP
Three Months Ended December 31, 2023
Gross profit	$6,434	$—	$—	$11	$—	$—	$—	$6,445
Selling and marketing	2,458	(302)	—	—	—	—	—	2,156
Research and development	3,868	(302)	—	—	—	—	—	3,566
General and administrative	3,331	(915)	—	—	—	—	(155)	2,261
Depreciation and amortization	2,473	—	(2,369)	(104)	—	—	—	—
Total operating expenses	12,130	(1,519)	(2,369)	(104)	—	—	(155)	7,983

(Loss) income before provision for income taxes	(6,578)	1,519	2,369	115	278	595	155	(1,547)
Net (loss) income	(6,711)	1,519	2,369	115	278	595	155	(1,680)
(Loss) earnings per share: diluted	(0.09)	0.02	0.03	—	—	0.01	—	(0.02)

Three Months Ended December 31, 2022
Gross profit	$8,077	$—	$—	$20	$—	$—	$—	$8,097
Selling and marketing	3,196	(186)	—	—	—	—	(68)	2,942
Research and development	6,632	(274)	—	—	—	—	(364)	5,994
General and administrative	3,623	(639)	—	—	—	—	(184)	2,800
Depreciation and amortization	1,786	—	(1,545)	(241)	—	—	—	—
Total operating expenses	15,237	(1,099)	(1,545)	(241)	—	—	(616)	11,736

(Loss) income before provision for income taxes	(7,823)	1,099	1,545	261	(1,212)	1,661	616	(3,853)
Net (loss) income	(7,972)	1,099	1,545	261	(1,212)	1,661	616	(4,002)
(Loss) earnings per share: basic and diluted	(0.14)	0.02	0.03	—	(0.02)	0.03	0.01	(0.07)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

Smith Micro Software Fourth Quarter and Fiscal 2023 Financial Results	Page 8

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Amortization of Debt Issuance Costs and Discount	Personnel Severance and Reorganization Activities	Non-GAAP
Year Ended December 31, 2023
Gross profit	$30,303	$—	$—	$50	$—	$—	$183	$30,536
Selling and marketing	11,089	(955)	—	—	—	—	(93)	10,041
Research and development	17,145	(1,056)	—	—	—	—	(471)	15,618
General and administrative	12,779	(2,823)	—	—	—	—	(363)	9,593
Depreciation and amortization	7,345	—	(6,789)	(556)	—	—	—	—
Total operating expenses	48,358	(4,834)	(6,789)	(556)	—	—	(927)	35,252

(Loss) income before provision for income taxes	(24,238)	4,834	6,789	606	(223)	5,993	1,110	(5,129)
Net (loss) income	(24,396)	4,834	6,789	606	(223)	5,993	1,110	(5,287)
(Loss) earnings per share: basic and diluted	(0.38)	0.07	0.10	0.01	—	0.09	0.02	(0.08)

Year Ended December 31, 2022
Gross profit	$34,303	$2	$—	$105	$—	$—	$—	$34,410
Selling and marketing	12,883	(522)	—	—	—	—	(837)	11,524
Research and development	29,388	(1,082)	—	—	—	—	(364)	27,942
General and administrative	15,507	(2,764)	—	—	—	(630)	(183)	11,930
Depreciation and amortization	7,452	—	(6,312)	(1,140)	—	—	—	—
Total operating expenses	65,230	(4,368)	(6,312)	(1,140)	—	(630)	(1,384)	$51,396

(Loss) income before provision for income taxes	(29,053)	4,370	6,312	1,245	(4,669)	3,083	1,384	(17,328)
Net (loss) income	(29,279)	4,370	6,312	1,245	(4,669)	3,083	1,384	(17,554)
(Loss) earnings per share: basic and diluted	(0.53)	0.08	0.11	0.02	(0.08)	0.06	0.02	(0.32)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.